================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: September 29, 2006
                        (Date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                           ---------------------------


        MINNESOTA                                           41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
    of incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K that was initially filed by ATS Medical, Inc. (ATS Medical) on October 5, 2006 (the Initial Form 8-K) to include financial statements and pro forma financial information concerning ATS Medical's acquisition of 3F Therapeutics, Inc. (3F Therapeutics), permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

         1) Audited consolidated Balance Sheets of 3F Therapeutics as of December 31, 2005 and 2004 and the consolidated Statements of Operations, consolidated Statements of Cash Flows and consolidated Statements of Shareholders' Equity of 3F Therapeutics for each of the three fiscal years in the period ended December 31, 2005, and the schedule and independent registered public accounting firm's report related thereto (incorporated by reference from the ATS Medical Proxy Statement on Form S-4 filed with the Securities and Exchange Commission on August 10, 2006).

         (2) Unaudited Balance Sheet of 3F Therapeutics as of September 30, 2006, and Unaudited Statements of Operations for the three and nine month periods ended September 30, 2006.

(b)      Pro forma financial information.

         (1) Unaudited Pro Forma Combined Condensed Statements of Operations of ATS Medical and 3F Therapeutics for the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006.

         (2) Notes to Unaudited Pro Forma Combined Condensed Statements of Operations of ATS Medical and 3F Therapeutics.

(d)     Exhibits.

 Exhibit No.                                              Description
--------------    --------------------------------------------------------------------------------------------
   99.1           Audited consolidated Balance Sheets of 3F Therapeutics as of December 31, 2005 and
                  2004 and the consolidated Statements of Operations, consolidated Statements of Cash Flows and consolidated Statements of Shareholders' Equity of 3F Therapeutics for each of the three fiscal years in the period ended December 31, 2005, and the schedule and independent registered public accounting firm's report related thereto (incorporated by reference from
                  ATS Medical's Proxy Statement on Form S-4 filed with the Securities and Exchange Commission on August 10, 2006).

    99.2          Unaudited Balance Sheet of 3F Therapeutics as of September 30, 2006, and unaudited
                  Statements of Operations for the three and nine months ended September 30, 2006, filed herewith.

    99.3          Unaudited Pro Forma Combined Condensed Statements of Operations of ATS Medical and 3F
                  Therapeutics for the Year Ended December 31, 2005 and the Nine Months Ended September 30,
                  2006, filed herewith.

    99.4          Notes to Unaudited Pro Forma Combined Condensed Statements of Operations of ATS Medical
                  and 3F Therapeutics, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATS MEDICAL

                                          By:  /s/ Michael R. Kramer
                                               ---------------------------------
                                               Michael R. Kramer
                                               Senior Director of Finance


Dated: November 20, 2006